UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VENTAS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

         VENTAS, INC.

Meeting Information
Meeting Type:     Annual
For holders as of:     March 8, 2010
Date:   April 30, 2010     Time:   9:00 a.m. EDT
Location:     Ventas, Inc.
10350 Ormsby Park Place
Room LL050
Louisville, Kentucky 40223
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

——     Before You Vote     ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice of Annual Meeting and Proxy Statement     2. 2009 Chairman’s Letter to Investors     3. 2009 Form 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2010 to facilitate timely delivery.
——     How to Vote     ——
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements, including the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the Annual Meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
COMPANY PROPOSALS – The Board of Directors recommends a vote FOR ALL director nominees and FOR Proposal 2.
1.	Election of eight (8) directors to terms expiring at the 2011 Annual Meeting of Stockholders: Nominees:

01)	Debra A. Cafaro	02)	Douglas Crocker II	03)	Ronald G. Geary	04)	Jay M. Gellert
05)	Robert D. Reed	06)	Sheli Z. Rosenberg	07)	James D. Shelton	08)	Thomas C. Theobald
2.	Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2010
STOCKHOLDER PROPOSAL – The Board of Directors recommends a vote AGAINST Proposal 3.
3.	Adoption of a majority vote standard for the election of directors